Loan No. 98-674
                                    GUARANTY


                  THIS GUARANTY (this "Guaranty") is made this 14th day of October, 1998, by Brookdale Living Communities of New Mexico - SF, Inc., a Delaware corporation ("Guarantor") in favor of Heller Financial, Inc., a Delaware corporation ("Lender").

                                    RECITALS

                  A. Substantially contemporaneously herewith, Lender is entering into a financing transaction ("Loan") to The PDL Business Trust, a Delaware business trust ("Borrower"), which Loan is evidenced by a certain Fixed Rate Program Promissory Note Secured by Mortgage (the "Note") in the principal amount of TWELVE MILLION TWO HUNDRED AND FIFTY THOUSAND AND NO/100 DOLLARS ($12,250,000) of even date herewith executed and delivered by Borrower, as maker, to the order of Lender, as payee, secured by, inter alia, a Ground Leasehold Mortgage, Assignment of Rents and Security Agreement and Fixture Filing of even date herewith ("Mortgage") encumbering certain real property located in Santa Fe, New Mexico and more fully described on Exhibit A attached hereto and incorporated herein ("Land") (the Note, the Mortgage, this Guaranty, and any other documents evidencing or securing the Loan or executed in connection therewith, and any modification, renewal, or extension thereof are hereinafter collectively referred to as the "Borrower Loan Documents"). Substantially contemporaneously herewith, Borrower and Guarantor are entering into a lease (the "Operator Lease") of the Property (as defined in the Mortgage) pursuant to which Guarantor will operate, manage and maintain the Property. As a condition to disbursing the Loan, Lender has required Guarantor to execute this Guaranty, which Guaranty is secured by a Sub-Leasehold Mortgage, Assignment of Rents and Security Agreement and Fixture Filing ("Leasehold Mortgage") against Guarantor's interest in the Property under the Operator Lease. This Guaranty and all other documents executed by Guarantor which evidence or secure the Guaranteed Obligations (as defined herein) are collectively referred to as the "Guaranty Documents".

                  In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

1.       DEFINED TERMS

                  Unless otherwise indicated, all capitalized terms used herein shall have the meanings assigned to such terms in the Leasehold Mortgage.

2.       THE GUARANTY

2.1 Guaranty of Obligations. Guarantor unconditionally and absolutely guarantees
(a) the full and prompt payment of all indebtedness evidenced by the Note or arising under the Borrower Loan Documents (the "Indebtedness") when due, whether at maturity or earlier, by reason of acceleration or otherwise, and (b) the performance by Borrower when due of all of Borrower's other obligations under the Borrower Loan Documents, but only as the same relate to the maintenance or operation of the Property. The obligation to pay the Indebtedness and perform the obligations described in clause (b) of the preceding sentence are collectively referred to as the "Guaranteed Obligations". Without limitation of the foregoing, the Guaranteed Obligations shall include (a) all reasonable attorneys' and paralegals' fees, including the cost of inside attorneys and paralegals, costs and expenses and all court costs and costs of appeal incurred by Lender in collecting any amount due Lender under this Guaranty or in prosecuting any action against Borrower, Guarantor or any other guarantor with respect to all or any part of the Guaranteed Obligations (collectively, the "Enforcement Costs"), and (b) all interest, fees, costs and expenses due Lender after the filing of a bankruptcy petition by or against Borrower regardless of whether such amounts can be collected during the pendency of the bankruptcy proceedings.

                  2.2 Continuing Guaranty; Guaranty of Payment, Cancellation. This Guaranty is a continuing guaranty of the Guaranteed Obligations, and Guarantor agrees that the obligations of Guarantor to Lender hereunder shall be primary obligations and shall be a guaranty of payment and not of collection, shall not be subject to any counterclaim, set-off, abatement, deferment or defense (other than actual payment) based upon any claim that Guarantor may have against Lender, Borrower or any other person or entity. This Guaranty and all obligations and liabilities of Guarantor hereunder will be canceled when the Indebtedness has been paid in full or has been totally defeased as provided in the Note; provided, however, that this Guaranty shall remain in full force and effect for so long as such payment may be voided or rescinded in bankruptcy proceedings as a preference or for any other reason.

                  2.3 Liability of Guarantor Not Affected. This Guaranty shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by, any circumstances or condition, including, without limitation:

(a) the attempt or the absence of any attempt by Lender to obtain payment or performance by Borrower or any other guarantor (this being a guaranty of payment and performance and not of collection);

(b) Lender's delay in enforcing Guarantor's obligations hereunder or of any other party under the Borrower Loan Documents, or any prior partial exercise by Lender of any right or remedy hereunder or under any of the Borrower Loan Documents;

(c) any renewal, extension, substitution, modification, replacement of or indulgence with respect to, the Guaranteed Obligations, all of which Lender is hereby authorized to make;

(d) the fact that Borrower is not liable for the payment or performance of the Guaranteed Obligations, or any portion thereof, for any reason whatsoever, Guarantor being liable for the Guaranteed Obligations notwithstanding that Borrower may not be;

(e) any sale, exchange, release, surrender or other disposition of, or realization upon, any collateral securing the Guaranteed Obligations, or any settlement or compromise of any guaranties of the Guaranteed Obligations, or any other obligation of any person or entity with respect to the Borrower Loan Documents;

(f) the acceptance by Lender of any additional security for the Guaranteed Obligations;

(g) the lack of validity or enforceability of, or Lender's waiver or consent with respect to, any provision of any instrument evidencing, securing or otherwise relating to the Guaranteed Obligations, or any part thereof, including without limitation the Borrower Loan Documents;

(h) the failure by Lender to take any steps to perfect, maintain, or enforce its security interests or remedies under the Borrower Loan Documents or the Guaranty Documents, or to preserve its rights to or protect any security or collateral, for the Guaranteed Obligations;

(i) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar event or proceedings with respect to Borrower or Guarantor, as applicable, or any of their respective properties (each, an "Insolvency Proceeding"), or any action taken by Lender, any trustee or receiver or by any court in any such proceeding;

(j) the failure by Lender to file or enforce a claim against the estate (either in an Insolvency Proceeding or other proceeding) of Borrower or Guarantor;

(k)      in any  proceeding  under Title 11 of the United States Code (11 U.S.C.
         Section 101 et seq.), as amended (the "Bankruptcy Code"): (i) any election by Lender under Section 1111(b)(2) of the Bankruptcy Code,
         (ii) any borrowing or grant of a security interest by Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code, (iii) the inability of Lender to enforce the Guaranteed Obligations against Borrower by application of the automatic stay provisions of Section 362 of the Bankruptcy Code, or (iv) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Lender's claim(s) against Borrower for repayment of the Guaranteed Obligations;

(l) except as specifically required by the Borrower Loan Documents or the Guaranty Documents, the failure of Guarantor to receive notice of any intended disposition of the collateral for the Guaranteed Obligations;

(m) any merger or consolidation of Borrower into or with any other entity, or any sale, lease or transfer of any of the assets of Borrower or Guarantor to any other person or entity;

(n) any change in the ownership of Borrower or any change in the relationship between Borrower and Guarantor, or any termination of any such relationship including, without limitation, the termination of the Operator Lease, any breach thereof by Borrower or the continued effectiveness thereof;

(o) the incapacity, dissolution or other change in status of Borrower or Guarantor;

(p) the making of additional loans to Borrower, the increase or reduction of the maximum principal amount of the Guaranteed Obligations, the increase or reduction in the interest rate provided in the Note, or any other modification, amendment, release or waiver of the terms of the Borrower Loan Documents;

(q) the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Guarantor; and

(r) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of Borrower, Guarantor or any other guarantor.

                  Guarantor hereby expressly waives and surrenders any defense to its liability under this Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters, whether or not Guarantor had notice or knowledge of same. It is the purpose and intent of this Guaranty that the obligations of Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

                  2.4 Rights of Lender. Lender is hereby authorized, without notice (except as otherwise required herein or in the other Guaranty Documents) to or demand of Guarantor and without affecting the liability of Guarantor hereunder, to take any of the following actions from time to time: (a) increase or decrease the amount of, or renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guaranteed Obligations, or otherwise modify, amend or change the terms of any promissory note or other agreement evidencing, securing or otherwise relating to any of the Guaranteed Obligations, including, without limitation, the making of additional advances thereunder; (b) accept and apply any payments on or recoveries against the Guaranteed Obligations from any source, and any proceeds of any security therefor, to the Guaranteed Obligations in such manner, order and priority as Lender may elect in its sole discretion; (c) take, hold, sell, release or otherwise dispose of all or any security for the Guaranteed Obligations or the payment of this Guaranty; (d) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations or any portion thereof; (e) accept, hold, substitute, add or release any other guaranty or endorsements of the Guaranteed Obligations; and (f) at any time after maturity of the Guaranteed Obligations, appropriate and apply toward payment of the Guaranteed Obligations (i) any indebtedness due or to become due from Lender to Guarantor, and (ii) any moneys, credits, or other property belonging to Guarantor at any time held by or coming into the possession of Lender or any affiliates thereof, whether for deposit or otherwise.

                  2.5 Subordination. All indebtedness now or hereafter owing by Borrower to Guarantor for borrowed money or otherwise is hereby subordinated to the payment of the Guaranteed Obligations, and, during any period in which an Event of Default hereunder or under any of the Borrower Loan Documents exists, Guarantor shall not accept payment of all or any portion of such subordinated indebtedness until this Guaranty is cancelled. All security interests, liens and encumbrances which Guarantor now or hereafter may have upon any of the assets of Borrower are hereby subordinated to all security interests, liens and encumbrances heretofore, now or hereafter granted to Lender pursuant to the Borrower Loan Documents.

3.       GUARANTOR'S WAIVERS

3.1 Statues of Limitation. Guarantor irrevocably waives all statutes of limitation as a defense to any action or proceeding brought against Guarantor by Lender, to the fullest extent permitted by law.

3.2 Election of Remedies. Guarantor irrevocably waives any defense based upon an election of remedies made by Lender or any other election afforded to Lender pursuant to applicable law, including, without limitation, (a) any election to proceed by judicial or nonjudicial foreclosure or by Uniform Commercial Code sale or by deed or assignment in lieu thereof, or any election of remedies which destroys or otherwise impairs the subrogation rights of the Guarantor or the rights of the Guarantor to proceed against Borrower for reimbursement, or both,
(b) the waiver by Lender, either by action or inaction of Lender or by operation of law, of a deficiency judgment against Borrower, and (c) any election pursuant to an Insolvency Proceeding.

3.3 Rights of Subrogation and Other Rights. Guarantor irrevocably waives until this Guaranty is cancelled (a) all rights at law or in equity to seek subrogation, contribution, indemnification or any other form of reimbursement or repayment from Borrower or any other person or entity now or hereafter primarily or secondarily liable for any of the Guaranteed Obligations for any disbursements made by Guarantor under or in connection with this Guaranty, (b) all claims of any kind or type against Borrower as a result of any payment made by Guarantor to Lender, and (c) any right to participate in any security now or hereafter held by Lender. In furtherance, and not in limitation, of the foregoing, Guarantor agrees that any payment to Lender pursuant to this Guaranty shall be deemed a contribution to the capital of Borrower or other obligated party and shall not constitute Guarantor a creditor of Borrower or such other party. Guarantor further agrees that to the extent the waiver of its rights of subrogation as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation Guarantor may have against Borrower or against any collateral or security for any of the Guaranteed Obligations shall be junior and subordinate to any rights Lender may have against Borrower and to all right, title and interest Lender may have in such collateral or security.

3.4 Demands and Notices. Guarantor irrevocably waives all presentments, demands for performance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations, except as specifically required by the Guaranty Documents or the Borrower Loan Documents, notices of defaults by Borrower or any other person liable for the Guaranteed Obligations and demands and notices of every kind that may be required to be given by any statute or rule or law.

3.5 Borrower Information. Guarantor irrevocably waives (a) any duty of Lender to advise Guarantor of any information known to Lender regarding the financial condition of Borrower (it being the obligation of Guarantor to keep informed regarding such condition), and (b) any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower.

3.6 Limitation of Liability. Guarantor irrevocably waives any impairment, modification, change, release or limitation of the liability of, or stay of actions or lien enforcement proceedings against, Borrower or Guarantor, their property, or their estate in bankruptcy, resulting from the operation of any provision of the state or federal bankruptcy laws, or from the decision of any court.

3.7 Lack of Diligence. Guarantor irrevocably waives any and all claims or defenses based upon lack of diligence in: (a) collection of any Guaranteed Obligations; (b) protection of any collateral or other security for the Guaranteed Obligations; or (c) realization upon the other Borrower Loan Documents.

3.8 Other Defenses. Guarantor irrevocably waives any other defenses, set-offs or counterclaims which may be available to Borrower or any other guarantor if there are more than one, and any and all other defenses now or at any time hereafter available to Guarantor (including without limitation those given to sureties) at law or in equity.

4.       EVENTS OF DEFAULT

                  Upon the occurrence of any of the following events (each an "Event of Default"), Lender may, without further notice to Borrower or Guarantor, declare any or all of the Guaranteed Obligations, whether or not then due, immediately due and payable by Guarantor under this Guaranty, and Lender shall be entitled to enforce the obligations of Guarantor hereunder.

4.1 Default by Borrower. An Event of Default as defined in any of the Borrower Loan Documents shall occur.

4.2 Failure to Perform. An Event of Default as defined in the Leasehold Mortgage occurs.

4.3 Dissolution. Guarantor dissolves or liquidates, or the business of Guarantor is suspended or terminated for any reason.

                  By its acceptance of this Guaranty, Lender acknowledges that, with respect to the Events of Default referred to in 4.1 and 4.2 above, if any such Event of Default is waived in writing by Lender, then, unless otherwise expressly provided in such waiver, the rights and remedies of Lender under this
Section 4 and the other Guaranty Documents and the consequences of such Event of Default shall abate (prospectively and not retroactively, unless Lender otherwise agrees in writing) solely with respect to such waived Event of Default from and after the effective date of such waiver.

5.       MISCELLANEOUS

5.1 Revival and Reinstatement. If at any time all or any part of any payment theretofore applied by Lender to any of the Guaranteed Obligations is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower), such Guaranteed Obligations shall, for the purposes of this Guaranty, to the extent such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Obligations, and Guarantor shall be fully liable therefore, all as though such application by Lender had not been made.

5.2 No Marshaling. Lender has no obligation to marshal any assets in favor of Guarantor, or against or in payment of (a) any of the Guaranteed Obligations, or
(b) any other obligation owed to Lender by Guarantor, Borrower, or any other person.

5.3 No Modification, Waiver or Release Without Writing. Except as may otherwise be expressly set forth herein, this Guaranty may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever, nor shall any waiver of any of the provisions of this Guaranty be binding upon Lender, except as expressly set forth in a writing duly executed by Lender. No waiver by Lender of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Lender permitted hereunder shall in any way affect or impair Lender's rights or the obligations of Guarantor under this Guaranty.

5.4 Assignment; Successors and Assigns. Guarantor may not assign Guarantor's obligations or liability under this Guaranty. Subject to the preceding sentence, this Guaranty shall be binding upon the parties hereto and their respective heirs, executors, successors, representatives and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. Lender may, without notice to anyone, sell or assign the Guaranteed Obligations, or any part thereof, the Note, the Borrower Loan Documents or the Guaranty Documents or grant participations therein, and in the event of a sale or assignment each and every assignee or holder of, all or any of the Guaranteed Obligations shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right.

5.5 Integration. This Guaranty is the entire agreement of Guarantor with respect to the subject matter of this Guaranty, provided that this Guaranty shall not in any way limit or abrogate the obligations of Guarantor under the other Guaranty Documents, including, without limitation, the Hazardous Materials Indemnity Agreement, of even date herewith.

5.6 Rights Cumulative. All of Lender's rights under this Guaranty, the Borrower Loan Documents and the other Guaranty Documents are cumulative. The exercise of any one right does not exclude the exercise of any other right given in this Guaranty, the Borrower Loan Documents or the other Guaranty Documents or any other right of Lender not set forth in this Guaranty.

5.7 Severability. Whenever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

5.8 Material Inducement; Consideration. Guarantor acknowledges and agrees that Lender is specifically relying upon the agreements and waivers contained herein and that such agreements and waivers constitute a material inducement to Lender to accept this Guaranty and to make the Loan. Guarantor further acknowledges that it expects to benefit from Lender's extension of financing accommodations to Borrower, and that it is executing this Guaranty in consideration of that anticipated benefit.

5.9 Indemnification. Guarantor agrees to indemnify, pay and hold Lender and its officers, directors, employees, agents, and attorneys (collectively called the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Guaranty or the exercise of any right or remedy hereunder or under the other documents pertaining to the Guaranteed Obligations (the "Indemnified Liabilities"); provided that Guarantor shall have no obligation to an Indemnitee under this subsection with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Guarantor shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. As long as necessary, and only to the extent necessary for the indemnification herein contained to be effective and enforceable, this agreement to indemnify Lender shall not extend to liability, claims, damages, losses or expenses arising out of: (a) the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications by the Lender or the agents or employees of the Lender; or (b) the giving of or the failure to give directions or instructions by the Lender or the agents or employees of the Lender, where such giving or failure to give directions or instructions is the primary cause of bodily injury to persons or damage to property.

5.10 Governing Law. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of Illinois, without regard to conflicts of law provisions.

5.11 Waiver of Jury Trial. GUARANTOR, AND BY ITS ACCEPTANCE OF THIS GUARANTY, LENDER, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS GUARANTY AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY GUARANTOR, AND BY LENDER'S ACCEPTANCE OF THIS GUARANTY, LENDER AND GUARANTOR EACH ACKNOWLEDGE THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.

5.12 Waivers. THE WAIVERS SET FORTH IN THIS GUARANTY (INCLUDING, WITHOUT LIMITATION, SECTIONS 2 AND 3 ABOVE) ARE KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY GUARANTOR, AND GUARANTOR ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THESE WAIVERS OR IN ANY WAY TO MODIFY OR NULLIFY THEIR EFFECT. GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THESE WAIVERS BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THESE WAIVERS WITH COUNSEL.

5.13 Exculpation. Except as set forth below, Guarantor shall not be personally liable to pay any obligation, under this Guaranty or the other Guaranty Documents, and Lender agrees to look solely to the Property (as defined in the Leasehold Mortgage) and any other collateral heretofore, now, or hereafter pledged by any party to secure the Guaranteed Obligations. Notwithstanding the foregoing, Guarantor shall be personally liable for:

(a) all losses, damages, costs and expenses including reasonable attorneys' fees and expenses incurred by Lender as a result of:

         (i) the collection and receipt of proceeds and income from the Property and the other assets and obligations securing the Guaranteed Obligations by or for the benefit of Borrower, Guarantor or Brookdale Living Communities, Inc. ("Parent") following an Event of Default which are not paid to Lender or applied to the Property in the ordinary course of business;

         (ii)     fraud;

         (iii)    material misrepresentation;

         (iv) misapplication or misappropriation of funds which come into the possession of Maker or any Principal;

         (v)      intentional and material waste to the Property;

         (vi) the breach of the obligations set forth in the Hazardous Substance Indemnification Agreement from Guarantor and Parent to Lender of even date herewith, as hereafter amended, if at all;

         (vii) the breach of the provisions contained in Paragraph 15 of the Leasehold Mortgage;

         (viii) the breach of the provisions contained in Paragraph 16 of the Leasehold Mortgage; and

         (ix) the breach of the provisions contained in Paragraph 17 of the Leasehold Mortgage; and

(b)      any claim for any commissions or brokerage fees relating to the Loan.

                  The foregoing shall in no way limit or impair the enforcement against the Property or any other security granted by the Guaranty Documents or any of the Lender's rights and remedies pursuant to the Guaranty Documents.

                  By its acceptance hereof, Lender, acknowledges and agrees that except for the liability of Parent under the letter agreement and the Hazardous Substance Indemnification Agreement, each of even date herewith, executed by Parent in favor of Lender, no shareholder, officer, director, employee, agent or representative of Guarantor or Parent shall be personally liable to Lender for any of the Guaranteed Obligations except for (i) distributions of rent or other proceeds of the Property, including insurance or condemnation proceeds actually received (and only to the extent received) by such person, after an Event of Default (as defined in the Leasehold Mortgage) occurs or otherwise in violation of the Borrower Loan Documents or the Guaranty Documents and (ii) Lender's costs of collection of such amount, including reasonable attorneys' fees and costs.

5.14 Notices. All notices hereunder shall be given in the manner provided in the Leasehold Mortgage.

                          [signature on following page]

                  The undersigned has duly executed this Guaranty as of the date and year first above written.


                                   GUARANTOR:

                                   BROOKDALE LIVING COMMUNITIES OF
                                   NEW MEXICO - SF, INC., a Delaware
                                   corporation


                                   By___________________________________________
                                   Name_________________________________________
                                   Title________________________________________